Exhibit 10.45

PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE MARKED BY ASTERISKS (“***”).

FIRST AMENDMENT TO

MASTERCARD ACCEPTANCE AGREEMENT

THIS FIRST AMENDMENT TO THE MASTERCARD ACCEPTANCE AGREEMENT (this “Amendment”) is effective as of February 19, 2015 (the “Amendment Effective Date”) and is entered into by and between MasterCard International Incorporated, with its principal offices at 2000 Purchase Street, Purchase, New York 10577 (“MasterCard”), and USA Technologies, Inc., with its principal offices at 100 Deerfield Lane, Malvern, PA 19355, for itself and its Affiliates (“Merchant”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement (as defined below).

WHEREAS, MasterCard and Merchant are parties to that certain MasterCard Acceptance Agreement (the “Agreement”); and

WHEREAS, the parties desire to modify the Agreement as set forth below.

NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, as follows:

1.	Amendment.

(a)	Exhibit B of the Agreement shall, as of the Amendment Effective Date, be modified by deleting Section 1(i) in its entirety and replacing it with the following Section 1(i):

“i.	With respect to any Qualified MasterCard Debit Transactions in an ***, the MasterCard Interchange Rate shall be *** (which shall equal ***); provided, that each such Qualified MasterCard Debit Transaction *** is in compliance with the established qualification criteria for those rates as detailed in the Standards or as otherwise provided to, or accessible by, Merchant.”

2.	Miscellaneous.

(a)	Representation as to Authority. Each of Merchant and MasterCard hereby represents and warrants that it has all requisite corporate power and authority to enter into this Amendment.

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(b)	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

(c)	Effectiveness. This Amendment shall become effective, in accordance with its terms, as of the Amendment Effective Date. Except as expressly modified herein, all terms of the Agreement shall remain in full force and effect as stated in the Agreement and, in the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern.

(d)	No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

(e)	Governing Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of New York, without regard to its conflicts of laws principles.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement.

MASTERCARD INTERNATIONAL INCORPORATED

/s/ ***
By: ***

Title: ***

Date: April 27, 2015

USA TECHNOLOGIES, INC.

/s/ David M. DeMedio
By: David M. DeMedio

Title: Chief Financial Officer

Date: April 6, 2015

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